UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2002

MERCER INTERNATIONAL INC.

(Exact Name of Registrant as Specified in its Charter)

Washington (State or other jurisdiction of incorporation)	0-9409 (Commission File Number)	91-6087550 (IRS Employer Identification No.)

Schutzengasse 32, Zurich, Switzerland, 8001
(Address of principal executive offices)

Registrant’s telephone number, including area code 41 (43) 344 7070

Not Applicable
(Former name or former address, if changed since last report)

Introductory Note

On September 10, 2002 Mercer International Inc. (“Mercer”) filed a Current Report on Form 8-K (the “Current Report”) to report under Item 5 its completion of financing arrangements for the design, development, financing, construction and operation of a 552,000 tonnes per annum northern bleached softwood wood kraft pulp mill to be located in Arneburg, near Stendal, in the State of Sachsen-Anhalt, Germany (the “Stendal Project”). Mercer is filing this Amendment No. 1 to the Current Report to provide additional information about the Stendal Project in the form of Exhibit 99.2 attached hereto. The Current Report is hereby amended as follows:

Item 7. Exhibits

10.1	Project Financing Facility Agreement made August 26, 2002 between Zellstoff Stendal GmbH, Bayerische Hypo — und Vereinsbank AG as Arranger, Bayerische Hypo — und Vereinsbank AG as Agent and Security Agent and Bayerische Hypo — und Vereinsbank AG as Original Lender.*

10.2	Shareholders’ Undertaking Agreement made August 26, 2002 between Mercer International Inc. (“Mercer International”), RWE Industrie-Losungen GmbH (“RWE-IN”), AIG Altmark Industrie AG (“AIG”) and FAHR Beteiligungen AG (“FAHR”) as Sponsors; Stendal Pulp Holding GmbH, RWE-IN and FAHR as Shareholders; Zellstoff Stendal GmbH as Borrower; Mercer International as Guarantor; and Bayerische Hypo — und Vereinsbank Aktiengesellschaft as Arranger, Agent, Security Agent and an Original Lender and on behalf of the Lenders.*

10.3	Loan Agreement dated the 26th of August, 2002 among Babcock & Brown Investment Management Partners LP as Agent, Babcock & Brown Investment Management Partners LP and such other lenders as are signatories thereto and Mercer International Inc.*

10.4	Loan Agreement dated the 26th of August, 2002 among MFC Merchant Bank S.A. as Agent, MFC Merchant Bank S.A. and such other lenders as are signatories thereto and Mercer International Inc.*

99.1	Press Release Issued by Mercer International Inc. on August 27, 2002 regarding completed financing arrangements for the Stendal Pulp Mill Project.*

99.2	Stendal Project Pulp Leverage Presentation exhibit.

* Previously filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2002

MERCER INTERNATIONAL INC.

By: -s- Jimmy S.H. Lee

Name: Jimmy S.H. Lee Title: Chairman

EXHIBIT INDEX

10.1	Project Financing Facility Agreement made August 26, 2002 between Zellstoff Stendal GmbH, Bayerische Hypo — und Vereinsbank AG as Arranger, Bayerische Hypo — und Vereinsbank AG as Agent and Security Agent and Bayerische Hypo — und Vereinsbank AG as Original Lender.*

10.2	Shareholders’ Undertaking Agreement made August 26, 2002 between Mercer International Inc. (“Mercer International”), RWE Industrie-Losungen GmbH (“RWE-IN”), AIG Altmark Industrie AG (“AIG”) and FAHR Beteiligungen AG (“FAHR”) as Sponsors; Stendal Pulp Holding GmbH, RWE-IN and FAHR as Shareholders; Zellstoff Stendal GmbH as Borrower; Mercer International as Guarantor; and Bayerische Hypo — und Vereinsbank Aktiengesellschaft as Arranger, Agent, Security Agent and an Original Lender and on behalf of the Lenders.*

10.3	Loan Agreement dated the 26th of August, 2002 among Babcock & Brown Investment Management Partners LP as Agent, Babcock & Brown Investment Management Partners LP and such other lenders as are signatories thereto and Mercer International Inc.*

10.4	Loan Agreement dated the 26th of August, 2002 among MFC Merchant Bank S.A. as Agent, MFC Merchant Bank S.A. and such other lenders as are signatories thereto and Mercer International Inc.*

99.1	Press Release Issued by Mercer International Inc. on August 27, 2002 regarding completed financing arrangements for the Stendal Pulp Mill Project.*

99.2	Stendal Project Pulp Leverage Presentation exhibit.

* Previously filed.